SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2006 (May 29, 2001)

INVESTORS FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26996	04-3279817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(617) 937-6700

No change since last report
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Company reported that the sales of the Company’s Common Stock by the current and former executive officers listed below on the following dates were made pursuant to written plans in accordance with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934:

Executive Officer	Date
Kevin J. Sheehan	May 29, 2001
July 13, 2001
July 16, 2001
July 19, 2001
July 20, 2001
July 23, 2001
May 13, 2002
May 14, 2002
December 30, 2003
January 5, 2004
January 6, 2004

Karen C. Keenan	July 18, 2001
January 24, 2002
March 8, 2002

Robert D. Mancuso	October 17, 2003
January 26, 2004
April 15, 2004
July 19, 2004
November 18, 2004
January 28, 2005
April 18, 2005

Edmund Maroney	July 18, 2001
January 24, 2002
October 17, 2003
July 20, 2004
December 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

By:	/s/Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and
Chairman of the Board

Dated:  May 5, 2006